                         [COOPERS & LYBRAND LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
 G.T. Investment Funds, Inc.:

      G.T. Global Government Income Fund
      G.T. Global Strategic Income Fund
      G.T. Global High Income Fund

We consent to the references to our Firm in the Registration Statement on Form N-1A of G.T. Global Government Income Fund, G.T. Global Strategic Income Fund, and G.T. Global High Income Fund.


                                        /s/  Coopers & Lybrand L.L.P.

                                             COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 27, 1995

                         [COOPERS & LYBRAND LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
 G.T. Investment Funds, Inc.:

      G.T. Global Growth & Income Fund:

We consent to the references to our Firm in the Registration Statement on Form N-1A of G.T. Global Growth & Income Fund.


                                        /s/  Coopers & Lybrand L.L.P.

                                             COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 27, 1995

                         [COOPERS & LYBRAND LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
 G.T. Investment Funds, Inc.:

      G.T. Global Latin America Fund
      G.T. Global Emerging Markets Fund

We consent to the references to our Firm in the Registration Statement on Form N-1A of G.T. Global Latin America Fund and G.T. Global Emerging Markets Fund.

                                        /s/  Coopers & Lybrand L.L.P.

                                             COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 27, 1995

                         [COOPERS & LYBRAND LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
 G.T. Investment Funds, Inc.:

      G.T. Global Financial Services Fund
      G.T. Global Infrastructure Fund
      G.T. Global Natural Resources Fund
      G.T. Global Consumer Products and Services Fund
      G.T. Global Health Care Fund
      G.T. Global Telecommunications Fund

We consent to the references to our Firm in the Registration Statement on Form N-1A of G.T. Global Financial Services Fund, G.T. Global Infrastructure Fund, G.T. Global Natural Resources Fund, G.T. Global Consumer Products and Services Fund, G.T. Global Health Care Fund, and G.T. Global
Telecommunications Fund.

                                        /s/  Coopers & Lybrand L.L.P.

                                             COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 27, 1995